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                                                                    EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with this quarterly report on Form 10-Q of King Pharmaceuticals, Inc. I, James R. Lattanzi, Chief Financial Officer of King Pharmaceuticals, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of King Pharmaceuticals, Inc.

Date: March 16, 2005                                /s/ James R. Lattanzi
                                                  -----------------------------
                                                       James R. Lattanzi
                                                    Chief Financial Officer